UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2025

FIRST FINANCIAL NORTHWEST, INC.

(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

201 Wells Avenue South

Renton, Washington 98057

(Address of principal executive offices)

(425) 255-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FFNW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 11, 2025, First Financial Northwest, Inc., a Washington corporation (“First Financial Northwest”), and First Financial Northwest Bank, a Washington chartered commercial bank and wholly owned subsidiary of First Financial Northwest (the “Bank”) completed their previously announced asset sale to Global Federal Credit Union, a federally chartered credit union (“Global”). Pursuant to the terms and conditions of the Purchase and Assumption Agreement, dated as of January 10, 2024 (the “P&A Agreement”), Global acquired substantially all of the assets and assumed substantially all of the liabilities (including deposit liabilities) of the Bank (the “asset sale”) in exchange for $228.7 million in cash paid to First Financial Northwest.

The above description of the asset sale and the P&A Agreement is not complete and is qualified in its entirety by reference to the complete text of the P&A Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)       First Financial Northwest notified the Nasdaq Stock Market (“Nasdaq”) of its intention to initiate delisting following completion of the asset sale. On April 21, 2025, Nasdaq intends to file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration Under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to remove First Financial Northwest’s common stock from listing on Nasdaq and withdraw the registration of First Financial Northwest common stock under Section 12(b) of the Exchange Act.

Following the effectiveness of such Form 25, First Financial Northwest intends to file with the SEC certifications on Form 15 under the Exchange Act requesting that the shares of First Financial Northwest’s common stock be deregistered and that First Financial Northwest’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 8.01	Other Events.

On April 11, 2025, First Financial Northwest issued a press release announcing the completion of the asset sale, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description of Exhibit

2.1	Purchase and Assumption Agreement by and among Global Federal Credit Union, First Financial Northwest Bank and First Financial Northwest, Inc., dated January 10, 2024 (incorporated by reference to Exhibit 2.1 to First Financial Northwest’s Current Report on Form 8-K filed January 11, 2024)
99.1	Press Release, dated April 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

Date: April 11, 2025	By:	/s/ Richard P. Jacobson
Richard P. Jacobson
Executive Vice President and Chief Financial Officer